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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest event reported) May 11, 1998 (April 30, 1998)
                                                 ----------------------------

                          WESTERN POWER & EQUIPMENT CORP.


   DELAWARE                        0-26230                     91-1688446
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(State or other                (Commission File               (IRS Employer
 jurisdiction of                   Number)                  Identification No.)
 incorporation)



                4601 N.E. 77th Ave., Suite 200, Vancouver, WA  98662
               -----------------------------------------------------
                      (Address of principal executive offices)


                                   (360) 253-2346
                       --------------------------------------
                 Registrant's telephone number, including area code



           (Former name or former address, if changed since last report)

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ITEM 1 - ACQUISITION OF ASSETS

     Pursuant to the terms of an Asset Purchase Agreement, dated April 30, 1998 (the "Purchase Agreement") by and between the Company's wholly-owned subsidiary, Western Power & Equipment Corp., an Oregon Corporation ("WPEC"), as Purchaser, and Yukon Equipment, Inc. ("Yukon"), as Seller, substantially all of the operating assets owned by Yukon in connection with its business of servicing and distributing construction and agricultural equipment in Alaska were sold to WPEC by Yukon. Yukon has retail equipment operations in Anchorage, Fairbanks, and Juneau, Alaska. WPEC is assuming Yukon's lease obligations on the real property and improvements used in connection with the Fairbanks and Juneau operations. Pursuant to the terms of the Purchase Agreement, Yukon has an option to sell the real property and improvements used in connection with the Alaska operation and upon which the Anchorage operation is located ("Anchorage Property"), to WPEC at fair market value. If Yukon does not sell the Anchorage Property to WPEC, Yukon will grant WPEC a 10-year lease on the Anchorage Property.

     The purchase price was an aggregate of $7,710,000, of which approximately $4,566,000 was paid in cash, consisting of approximately $5,680,000 for equipment inventory, $613,000 for parts inventory, $399,000 for fixed assets, $651,000 for accounts receivable, and $367,000 for other assets. WPEC reimbursed Yukon's closing and related costs in the amount of $200,000. WPEC assumed certain flooring and open account obligations of Yukon to Case Corporation in the approximate amount of $2,786,000. Yukon also received 50,000 shares of WPEC's common stock in partial payment of the purchase price.

     If Yukon does not elect to sell the Anchorage Property to WPEC, WPEC and Yukon will enter into a lease agreement for the Anchorage Property as follows (note that the lease would be a net lease with payment of insurance, property taxes, and maintenance costs by WPEC):



                                                  Initial             Purchase
Location                  Lessor    Term          Annual Rental       Option
--------                  ------    ----          -------------       ------
2020 E. Third Avenue
Anchorage, AK 99501       Yukon     ten years      $96,000             Yes
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


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

      None.

(b)   EXHIBITS

DESCRIPTION OF DOCUMENT

10.1 Asset Purchase Agreement dated April 30, 1998, between Yukon Equipment, Inc. and Western Power & Equipment Corp.

10.2 Employment Agreement dated May 1, 1998 between Maurice J. Hollowell and Western Power & Equipment Corp.


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                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   WESTERN POWER & EQUIPMENT CORP.
                                           (Registrant)



Dated: May 11, 1998                By:  /s/  Mark J. Wright
                                        -------------------
                                        Mark J. Wright
                                        Vice President, Chief Accounting and
                                        Chief Financial Officer